Income Taxes - Summary of reconciliation of the U.S. federal statutory income tax rate (Detail)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Federal statutory income tax rate	21.00%	21.00%
State taxes, net of federal benefit	3.00%	(2.80%)
Change in deferred tax asset valuation allowance	(21.30%)	(16.10%)
Stock-based compensation	(1.10%)	(1.00%)
Other	(0.70%)	(1.10%)
Effective income tax rate	0.90%	0.00%